Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2023

Financial Highlights

	Quarter Ended
(Dollars in millions, except per share data, shares in thousands)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2023	2022	2022	2022	2022
Summary Income Statement
Interest income - taxable equivalent(1)	$5,836	$5,288	$4,407	$3,701	$3,383
Interest expense	1,917	1,257	624	266	174
Net interest income - taxable equivalent	3,919	4,031	3,783	3,435	3,209
Less: Taxable-equivalent adjustment	51	50	38	28	26
Net interest income	3,868	3,981	3,745	3,407	3,183
Provision for credit losses	502	467	234	171	(95)
Net interest income after provision for credit losses	3,366	3,514	3,511	3,236	3,278
Noninterest income	2,234	2,227	2,102	2,248	2,142
Noninterest expense	3,691	3,722	3,613	3,580	3,674
Income before income taxes	1,909	2,019	2,000	1,904	1,746
Provision for income taxes	394	337	363	372	330
Net income	1,515	1,682	1,637	1,532	1,416
Noncontrolling interests	2	1	4	1	1
Preferred stock dividends and other	103	71	97	77	88
Net income available to common shareholders	1,410	1,610	1,536	1,454	1,327
Additional Income Statement Information
Revenue - taxable equivalent	6,153	6,258	5,885	5,683	5,351
Pre-provision net revenue - unadjusted(2)	2,462	2,536	2,272	2,103	1,677
Pre-provision net revenue - adjusted(2)	2,661	2,869	2,565	2,446	2,227
Per Common Share Data
Earnings:
Earnings per share-basic	$1.06	$1.21	$1.16	$1.09	$1.00
Earnings per share-diluted	1.05	1.20	1.15	1.09	0.99
Earnings per share-adjusted diluted(2)	NA	1.30	1.24	1.20	1.23
Cash dividends declared	0.52	0.52	0.52	0.48	0.48
Common shareholders’ equity	41.82	40.58	40.79	42.45	43.82
Tangible common shareholders’ equity(2)	19.45	18.04	18.36	20.51	21.87
End of period shares outstanding	1,331,918	1,326,829	1,326,766	1,326,393	1,331,414
Weighted average shares outstanding-basic	1,328,602	1,326,787	1,326,539	1,330,160	1,329,037
Weighted average shares outstanding-diluted	1,339,480	1,337,338	1,336,659	1,338,864	1,341,563
Performance Ratios
Return on average assets	1.10%	1.21%	1.19%	1.14%	1.07%
Return on average common shareholders’ equity	10.3	11.7	10.7	10.3	9.0
Return on average tangible common shareholders’ equity(2)	24.1	27.6	23.5	22.7	18.6
Net interest margin - taxable equivalent	3.17	3.25	3.12	2.89	2.76
Fee income ratio	36.6	35.9	36.0	39.7	40.2
Efficiency ratio-GAAP	60.5	60.0	61.8	63.3	69.0
Efficiency ratio-adjusted(2)	56.8	54.2	56.4	57.0	58.3
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.36%	0.36%	0.35%	0.36%	0.36%
Net charge-offs as a percentage of average loans and leases	0.37	0.34	0.27	0.22	0.25
Allowance for loan and lease losses as a percentage of LHFI	1.37	1.34	1.34	1.38	1.44
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.8x	3.7x	3.8x	3.8x	4.0x
Average Balances
Assets	$559,627	$552,959	$545,606	$540,568	$535,981
Securities(3)	140,551	142,433	145,396	148,681	152,687
Loans and leases	327,547	322,733	311,876	299,861	292,484
Deposits	408,458	413,276	420,096	423,750	415,238
Common shareholders’ equity	55,380	54,823	56,813	56,803	60,117
Total shareholders’ equity	62,077	61,519	63,510	63,500	66,798
Period-End Balances
Assets	$574,354	$555,255	$548,438	$545,123	$543,979
Securities(3)	128,790	129,514	131,732	139,359	146,415
Loans and leases	329,833	327,435	316,639	307,300	294,248
Deposits	404,997	413,495	415,992	424,759	428,328
Common shareholders’ equity	55,699	53,841	54,115	56,302	58,348
Total shareholders’ equity	62,394	60,537	60,811	62,999	65,044
Capital and Liquidity Ratios	(preliminary)
Common equity Tier 1	9.1%	9.0%	9.1%	9.2%	9.4%
Tier 1	10.6	10.5	10.7	10.8	11.0
Total	12.6	12.4	12.6	12.6	13.0
Leverage	8.5	8.5	8.5	8.6	8.6
Supplementary leverage	7.3	7.3	7.3	7.3	7.3
Liquidity coverage ratio	113	112	111	110	111
Applicable ratios are annualized.
(1)Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2)Represents a non-GAAP measure. A reconciliation of each of these non-GAAP measures to the most directly comparable GAAP measure is included in the appendix to Truist’s First Quarter 2023 Earnings Presentation.
(3)Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income - Five Quarter Trend

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2023	2022	2022	2022	2022
Interest Income
Interest and fees on loans and leases	$4,656	$4,220	$3,490	$2,898	$2,644
Interest on securities	752	739	709	675	640
Interest on other earning assets	377	279	170	100	73
Total interest income	5,785	5,238	4,369	3,673	3,357
Interest Expense
Interest on deposits	1,125	683	331	99	32
Interest on long-term debt	514	332	190	137	132
Interest on other borrowings	278	242	103	30	10
Total interest expense	1,917	1,257	624	266	174
Net Interest Income	3,868	3,981	3,745	3,407	3,183
Provision for credit losses	502	467	234	171	(95)
Net Interest Income After Provision for Credit Losses	3,366	3,514	3,511	3,236	3,278
Noninterest Income
Insurance income	813	766	725	825	727
Wealth management income	339	324	334	337	343
Investment banking and trading income	261	257	222	255	261
Service charges on deposits	249	257	263	254	252
Card and payment related fees	230	245	241	246	212
Mortgage banking income	142	117	122	100	121
Lending related fees	106	110	80	100	85
Operating lease income	67	68	66	66	58
Securities gains (losses)	—	—	(1)	(1)	(69)
Other income	27	83	50	66	152
Total noninterest income	2,234	2,227	2,102	2,248	2,142
Noninterest Expense
Personnel expense	2,181	2,198	2,116	2,102	2,051
Professional fees and outside processing	314	347	352	349	363
Software expense	214	241	225	234	232
Net occupancy expense	183	179	176	181	208
Amortization of intangibles	136	163	140	143	137
Equipment expense	110	124	122	114	118
Marketing and customer development	78	70	105	93	84
Operating lease depreciation	46	44	45	47	48
Regulatory costs	75	52	52	44	35
Merger-related and restructuring charges	63	114	62	121	216
Other expense	291	190	218	152	182
Total noninterest expense	3,691	3,722	3,613	3,580	3,674
Earnings
Income before income taxes	1,909	2,019	2,000	1,904	1,746
Provision for income taxes	394	337	363	372	330
Net income	1,515	1,682	1,637	1,532	1,416
Noncontrolling interests	2	1	4	1	1
Preferred stock dividends and other	103	71	97	77	88
Net income available to common shareholders	$1,410	$1,610	$1,536	$1,454	$1,327
Earnings Per Common Share
Basic	$1.06	$1.21	$1.16	$1.09	$1.00
Diluted	1.05	1.20	1.15	1.09	0.99
Weighted Average Shares Outstanding
Basic	1,328,602	1,326,787	1,326,539	1,330,160	1,329,037
Diluted	1,339,480	1,337,338	1,336,659	1,338,864	1,341,563

Consolidated Ending Balance Sheets - Five Quarter Trend

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2023	2022	2022	2022	2022
Assets
Cash and due from banks	$4,629	$5,379	$5,031	$5,511	$5,516
Interest-bearing deposits with banks	32,967	16,042	17,194	17,602	23,606
Securities borrowed or purchased under resale agreements	3,637	3,181	2,568	2,650	2,322
Trading assets at fair value	4,601	4,905	5,864	5,230	5,920
Securities available for sale at fair value	71,858	71,801	72,978	79,278	84,753
Securities held to maturity at amortized cost	56,932	57,713	58,754	60,081	61,662
Loans and leases:
Commercial:
Commercial and industrial	167,217	164,307	153,615	149,840	141,060
CRE	22,670	22,676	22,493	22,149	22,774
Commercial construction	5,951	5,849	5,568	5,157	5,220
Consumer:
Residential mortgage	56,455	56,645	55,529	50,903	48,171
Home equity(1)	10,577	10,876	10,883	10,689	10,682
Indirect auto	27,279	27,951	28,239	27,419	25,756
Other consumer(1)	27,742	27,533	27,457	26,617	25,214
Student	4,996	5,287	5,780	6,144	6,514
Credit card	4,786	4,867	4,771	4,744	4,690
Total loans and leases held for investment	327,673	325,991	314,335	303,662	290,081
Loans held for sale	2,160	1,444	2,304	3,638	4,167
Total loans and leases	329,833	327,435	316,639	307,300	294,248
Allowance for loan and lease losses	(4,479)	(4,377)	(4,205)	(4,187)	(4,170)
Premises and equipment	3,519	3,605	3,585	3,682	3,662
Goodwill	27,014	27,013	26,810	26,299	26,284
Core deposit and other intangible assets	3,535	3,672	3,726	3,535	3,693
Loan servicing rights at fair value	3,303	3,758	3,797	3,466	3,013
Other assets	37,005	35,128	35,697	34,676	33,470
Total assets	$574,354	$555,255	$548,438	$545,123	$543,979
Liabilities
Deposits:
Noninterest-bearing deposits	$128,719	$135,742	$144,826	$147,752	$150,446
Interest checking	107,116	110,464	110,397	114,143	119,572
Money market and savings	136,836	143,815	146,315	149,302	143,834
Time deposits	32,326	23,474	14,454	13,562	14,476
Total deposits	404,997	413,495	415,992	424,759	428,328
Short-term borrowings	23,678	23,422	25,687	13,736	5,147
Long-term debt	69,895	43,203	31,172	30,319	33,773
Other liabilities	13,390	14,598	14,776	13,310	11,687
Total liabilities	511,960	494,718	487,627	482,124	478,935
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,660	6,634	6,634	6,632	6,657
Additional paid-in capital	34,582	34,544	34,487	34,410	34,539
Retained earnings	27,038	26,264	25,344	24,500	23,687
Accumulated other comprehensive loss	(12,581)	(13,601)	(12,350)	(9,240)	(6,535)
Noncontrolling interests	22	23	23	24	23
Total shareholders’ equity	62,394	60,537	60,811	62,999	65,044
Total liabilities and shareholders’ equity	$574,354	$555,255	$548,438	$545,123	$543,979
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Quarters

	Quarter Ended
	March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,117	$30	1.07%	$10,989	$27	0.98%	$10,925	$26	0.93%	$10,544	$22	0.86%	$9,890	$18	0.72%
U.S. government-sponsored entities (GSE)	335	2	2.86	325	3	2.47	305	1	2.56	255	1	1.96	1,120	6	2.13
Mortgage-backed securities issued by GSE	124,746	694	2.23	126,718	682	2.16	129,703	655	2.02	133,339	625	1.88	137,052	590	1.72
States and political subdivisions	425	4	4.07	426	4	4.03	395	4	3.92	371	4	3.83	374	3	3.72
Non-agency mortgage-backed	3,907	23	2.34	3,953	23	2.33	4,016	24	2.32	4,097	23	2.30	4,224	24	2.25
Other	21	—	5.30	22	1	4.44	52	—	3.94	75	1	3.66	27	—	2.04
Total securities	140,551	753	2.14	142,433	740	2.08	145,396	710	1.95	148,681	676	1.82	152,687	641	1.68
Loans and leases:
Commercial:
Commercial and industrial	165,095	2,436	5.98	159,308	2,098	5.23	152,123	1,564	4.08	145,558	1,174	3.24	138,872	987	2.88
CRE	22,689	355	6.32	22,497	314	5.51	22,245	245	4.32	22,508	193	3.41	23,555	168	2.84
Commercial construction	5,863	101	7.14	5,711	88	6.25	5,284	62	4.83	5,256	43	3.46	5,046	35	3.05
Consumer:
Residential mortgage	56,422	526	3.73	56,292	514	3.65	53,271	478	3.59	49,237	440	3.58	47,976	428	3.57
Home equity(3)	10,735	180	6.80	10,887	164	6.02	10,767	142	5.17	10,677	118	4.52	10,822	116	4.33
Indirect auto	27,743	398	5.82	28,117	396	5.59	28,057	382	5.40	26,496	362	5.47	26,088	357	5.56
Other consumer(3)	27,559	459	6.76	27,479	447	6.44	26,927	419	6.21	25,918	391	6.00	24,921	383	6.24
Student	5,129	89	7.04	5,533	90	6.42	5,958	85	5.64	6,331	66	4.20	6,648	63	3.86
Credit card	4,785	136	11.43	4,842	127	10.38	4,755	119	9.97	4,728	105	8.91	4,682	104	8.97
Total loans and leases held for investment	326,020	4,680	5.81	320,666	4,238	5.25	309,387	3,496	4.49	296,709	2,892	3.91	288,610	2,641	3.70
Loans held for sale	1,527	25	6.71	2,067	31	6.08	2,489	30	4.81	3,152	33	4.20	3,874	28	2.87
Total loans and leases	327,547	4,705	5.81	322,733	4,269	5.26	311,876	3,526	4.49	299,861	2,925	3.91	292,484	2,669	3.69
Interest earning trading assets	5,462	83	6.09	5,717	79	5.60	5,446	62	4.49	6,073	55	3.55	5,837	43	3.04
Other earning assets	25,589	295	4.67	21,922	200	3.60	19,631	109	2.24	21,203	45	0.85	18,932	30	0.63
Total earning assets	499,149	5,836	4.72	492,805	5,288	4.27	482,349	4,407	3.63	475,818	3,701	3.12	469,940	3,383	2.90
Nonearning assets	60,478			60,154			63,257			64,750			66,041
Total assets	$559,627			$552,959			$545,606			$540,568			$535,981
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$108,886	430	1.60	$110,001	304	1.10	$111,645	158	0.56	$112,375	43	0.15	$112,159	14	0.05
Money market and savings	139,802	476	1.38	144,730	316	0.87	147,659	159	0.43	148,632	50	0.13	141,500	11	0.03
Time deposits	28,671	219	3.10	17,513	63	1.42	14,751	14	0.40	14,133	6	0.17	15,646	7	0.18
Total interest-bearing deposits	277,359	1,125	1.64	272,244	683	1.00	274,055	331	0.48	275,140	99	0.14	269,305	32	0.05
Short-term borrowings	24,056	278	4.69	25,640	242	3.75	17,392	103	2.34	9,618	30	1.26	6,944	10	0.60
Long-term debt	51,057	514	4.05	38,700	332	3.42	31,381	190	2.43	31,263	137	1.75	35,337	132	1.50
Total interest-bearing liabilities	352,472	1,917	2.20	336,584	1,257	1.48	322,828	624	0.77	316,021	266	0.34	311,586	174	0.22
Noninterest-bearing deposits	131,099			141,032			146,041			148,610			145,933
Other liabilities	13,979			13,824			13,227			12,437			11,664
Shareholders’ equity	62,077			61,519			63,510			63,500			66,798
Total liabilities and shareholders’ equity	$559,627			$552,959			$545,606			$540,568			$535,981
Average interest-rate spread			2.52			2.79			2.86			2.78			2.68

Net interest income/ net interest margin		$3,919	3.17%		$4,031	3.25%		$3,783	3.12%		$3,435	2.89%		$3,209	2.76%
Taxable-equivalent adjustment		51			50			38			28			26
Memo: Total deposits	$408,458	1,125	1.12%	$413,276	683	0.66%	$420,096	331	0.31%	$423,750	99	0.09%	$415,238	32	0.03%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Credit Quality

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2023	2022	2022	2022	2022
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$394	$398	$443	$393	$330
CRE	117	82	5	19	27
Commercial construction	1	—	—	—	—
Consumer:
Residential mortgage	233	240	227	269	315
Home equity(1)	132	135	132	133	122
Indirect auto	270	289	260	244	227
Other consumer(1)	45	44	39	32	23
Total nonaccrual loans and leases held for investment	1,192	1,188	1,106	1,090	1,044
Loans held for sale	—	—	72	33	39
Total nonaccrual loans and leases	1,192	1,188	1,178	1,123	1,083
Foreclosed real estate	3	4	4	3	3
Other foreclosed property	66	58	58	47	49
Total nonperforming assets	$1,261	$1,250	$1,240	$1,173	$1,135
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$35	$49	$44	$27	$22
CRE	—	1	1	3	—
Commercial construction	—	—	—	3	—
Consumer:
Residential mortgage - government guaranteed	649	759	808	884	996
Residential mortgage - nonguaranteed	25	27	26	27	31
Home equity(1)	10	12	9	8	9
Indirect auto	—	1	1	1	1
Other consumer(1)	10	13	9	5	5
Student - government guaranteed	590	702	770	796	818
Student - nonguaranteed	4	4	5	5	4
Credit card	38	37	36	28	28
Total loans 90 days past due and still accruing	$1,361	$1,605	$1,709	$1,787	$1,914
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$125	$256	$162	$223	$280
CRE	34	25	15	10	13
Commercial construction	3	5	3	4	1
Consumer:
Residential mortgage - government guaranteed	232	268	234	233	216
Residential mortgage - nonguaranteed	259	346	300	302	326
Home equity(1)	65	68	67	68	80
Indirect auto	511	646	591	584	529
Other consumer(1)	164	187	152	166	127
Student - government guaranteed	350	396	375	447	476
Student - nonguaranteed	6	6	6	6	6
Credit card	56	64	52	48	47
Total loans 30-89 days past due	$1,805	$2,267	$1,957	$2,091	$2,101
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2023	2022	2022	2022	2022
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.55%	0.70%	0.62%	0.69%	0.72%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.42	0.49	0.54	0.59	0.66
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.36	0.36	0.35	0.36	0.36
Nonperforming loans and leases as a percentage of loans and leases(1)	0.36	0.36	0.37	0.37	0.37
Nonperforming assets as a percentage of:
Total assets(1)	0.22	0.23	0.23	0.22	0.21
Loans and leases plus foreclosed property	0.38	0.38	0.37	0.38	0.38
Net charge-offs as a percentage of average loans and leases	0.37	0.34	0.27	0.22	0.25
Allowance for loan and lease losses as a percentage of loans and leases	1.37	1.34	1.34	1.38	1.44
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.7X	4.1X	5.0X	6.5X	5.8X
Nonperforming loans and leases	3.8X	3.7X	3.8X	3.8X	4.0X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2023	2022	2022	2022	2022
Allowance for Credit Losses(1)
Beginning balance	$4,649	$4,455	$4,434	$4,423	$4,695
Provision for credit losses	482	467	234	171	(95)
Charge-offs:
Commercial:
Commercial and industrial	(75)	(44)	(51)	(17)	(31)
CRE	(6)	(11)	—	(1)	(1)
Commercial construction	—	—	—	—	(1)
Consumer:
Residential mortgage	(1)	(1)	(4)	(2)	(2)
Home equity(2)	(2)	(6)	(3)	(3)	(1)
Indirect auto	(127)	(129)	(103)	(77)	(102)
Other consumer(2)	(105)	(96)	(109)	(100)	(76)
Student	(5)	(5)	(7)	(4)	(6)
Credit card	(51)	(53)	(42)	(40)	(41)
Total charge-offs	(372)	(345)	(319)	(244)	(261)
Recoveries:
Commercial:
Commercial and industrial	13	14	43	13	17
CRE	1	1	—	6	1
Commercial construction	1	1	2	1	1
Consumer:
Residential mortgage	2	3	3	4	6
Home equity(2)	6	6	8	6	5
Indirect auto	26	21	21	26	23
Other consumer(2)	17	17	21	20	21
Student	—	1	—	—	—
Credit card	9	8	8	9	9
Total recoveries	75	72	106	85	83
Net charge-offs	(297)	(273)	(213)	(159)	(178)
Other(3)	(73)	—	—	(1)	1
Ending balance	$4,761	$4,649	$4,455	$4,434	$4,423
Allowance for Credit Losses:(1)
Allowance for loan and lease losses	$4,479	$4,377	$4,205	$4,187	$4,170
Reserve for unfunded lending commitments (RUFC)	282	272	250	247	253
Allowance for credit losses	$4,761	$4,649	$4,455	$4,434	$4,423
(1)Excludes provision for credit losses and allowances related to other financial assets at amortized cost.
(2)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.
(3)The first quarter of 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2023	2022	2022	2022	2022
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.15%	0.08%	0.02%	0.01%	0.04%
CRE	0.09	0.19	(0.01)	(0.10)	0.01
Commercial construction	(0.04)	(0.06)	(0.10)	(0.08)	(0.02)
Consumer:
Residential mortgage	—	(0.02)	0.01	(0.02)	(0.03)
Home equity	(0.15)	(0.01)	(0.13)	(0.17)	(0.12)
Indirect auto	1.47	1.52	1.15	0.77	1.23
Other consumer	1.29	1.11	1.31	1.27	0.87
Student	0.42	0.34	0.40	0.30	0.33
Credit card	3.54	3.68	2.80	2.63	2.77
Total loans and leases	0.37	0.34	0.27	0.22	0.25
Applicable ratios are annualized.

Rollforward of Intangible Assets and Selected Fair Value Marks(1)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2023	2022	2022	2022	2022
Loans and Leases(2)
Beginning balance unamortized fair value mark	$(741)	$(826)	$(924)	$(1,119)	$(1,323)
Accretion	64	80	96	189	191
Purchase accounting adjustments and other activity	4	5	2	6	13
Ending balance	$(673)	$(741)	$(826)	$(924)	$(1,119)
Core deposit and other intangible assets
Beginning balance	$3,672	$3,726	$3,535	$3,693	$3,408
Additions - acquisitions	—	111	336	—	430
Amortization of intangibles(3)	(136)	(163)	(140)	(143)	(137)
Amortization in net occupancy expense	(1)	(3)	(5)	(5)	(8)
Purchase accounting adjustments and other activity	—	1	—	(10)	—
Ending balance	$3,535	$3,672	$3,726	$3,535	$3,693
Deposits(4)
Beginning balance unamortized fair value mark	$—	$(1)	$(3)	$(5)	$(7)
Amortization	—	1	2	2	2
Ending balance	$—	$—	$(1)	$(3)	$(5)
Long-Term Debt(4)
Beginning balance unamortized fair value mark	$(81)	$(94)	$(109)	$(122)	$(139)
Amortization	12	13	15	13	17
Ending balance	$(69)	$(81)	$(94)	$(109)	$(122)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)4Q22 amortization expense includes $16 million partial write-down of an investment advisory intangible asset from a prior acquisition.
(4)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Segment Financial Performance - Preliminary

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2023	2022	2022	2022	2022
Consumer Banking and Wealth
Net interest income (expense)	$1,601	$1,729	$1,686	$1,567	$1,528
Net intersegment interest income (expense)	1,139	1,226	971	718	656
Segment net interest income	2,740	2,955	2,657	2,285	2,184
Allocated provision for credit losses	274	311	283	199	74
Noninterest income	873	846	836	831	910
Noninterest expense	1,969	1,924	1,930	1,927	1,885
Income (loss) before income taxes	1,370	1,566	1,280	990	1,135
Provision (benefit) for income taxes	326	371	303	235	274
Segment net income (loss)	$1,044	$1,195	$977	$755	$861

Corporate and Commercial Banking(1)
Net interest income (expense)	$2,308	$2,089	$1,640	$1,306	$1,118
Net intersegment interest income (expense)	(556)	(219)	7	61	171
Segment net interest income	1,752	1,870	1,647	1,367	1,289
Allocated provision for credit losses	232	139	(49)	(27)	(150)
Noninterest income	630	677	645	687	656
Noninterest expense	843	853	828	815	788
Income (loss) before income taxes	1,307	1,555	1,513	1,266	1,307
Provision (benefit) for income taxes	273	328	325	274	284
Segment net income (loss)	$1,034	$1,227	$1,188	$992	$1,023

Insurance Holdings(1)
Net interest income (expense)	$1	$1	$1	$1	$1
Net intersegment interest income (expense)	13	11	10	5	2
Segment net interest income	14	12	11	6	3
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	817	792	731	830	733
Noninterest expense	684	662	628	610	546
Income (loss) before income taxes	147	142	114	226	190
Provision (benefit) for income taxes	36	35	29	56	47
Segment net income (loss)	$111	$107	$85	$170	$143

Other, Treasury & Corporate(2)
Net interest income (expense)	$(42)	$162	$418	$533	$536
Net intersegment interest income (expense)	(596)	(1,018)	(988)	(784)	(829)
Segment net interest income	(638)	(856)	(570)	(251)	(293)
Allocated provision for credit losses	(4)	17	—	(1)	(19)
Noninterest income	(86)	(88)	(110)	(100)	(157)
Noninterest expense	195	283	227	228	455
Income (loss) before income taxes	(915)	(1,244)	(907)	(578)	(886)
Provision (benefit) for income taxes	(241)	(397)	(294)	(193)	(275)
Segment net income (loss)	$(674)	$(847)	$(613)	$(385)	$(611)

Total Truist Financial Corporation
Net interest income (expense)	$3,868	$3,981	$3,745	$3,407	$3,183
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,868	3,981	3,745	3,407	3,183
Allocated provision for credit losses	502	467	234	171	(95)
Noninterest income	2,234	2,227	2,102	2,248	2,142
Noninterest expense	3,691	3,722	3,613	3,580	3,674
Income (loss) before income taxes	1,909	2,019	2,000	1,904	1,746
Provision (benefit) for income taxes	394	337	363	372	330
Net income	$1,515	$1,682	$1,637	$1,532	$1,416
(1)During the first quarter of 2023, Truist reorganized Prime Rate Premium Finance Corporation, which includes AFCO Credit Corporation and CAFO Holding Company, into the C&CB segment. Prior period results have been revised to conform to the current presentation.
(2)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2023	2022	2022	2022	2022
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$39,532	$39,098	$38,277	$38,016	$37,225
Tier 1	46,202	45,768	44,947	44,686	43,895
Total	55,216	54,072	53,223	52,186	51,599
Risk-weighted assets	436,549	434,413	421,489	413,384	397,855
Average quarterly assets for leverage ratio	544,334	539,689	526,454	521,113	512,694
Average quarterly assets for supplementary leverage ratio	635,577	629,960	616,368	608,770	599,415
Risk-based capital ratios:
Common equity tier 1	9.1%	9.0%	9.1%	9.2%	9.4%
Tier 1	10.6	10.5	10.7	10.8	11.0
Total	12.6	12.4	12.6	12.6	13.0
Leverage capital ratio	8.5	8.5	8.5	8.6	8.6
Supplementary leverage	7.3	7.3	7.3	7.3	7.3
Common equity per common share	$41.82	$40.58	$40.79	$42.45	$43.82

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2023	2022	2022	2022	2022
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$62,394	$60,537	$60,811	$62,999	$65,044
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	22	23	23	24	23
Intangible assets, net of deferred taxes	29,788	29,908	29,752	29,095	29,229
Tangible common equity	$25,911	$23,933	$24,363	$27,207	$29,119

Outstanding shares at end of period (in thousands)	1,331,918	1,326,829	1,326,766	1,326,393	1,331,414
Tangible common equity per common share	$19.45	$18.04	$18.36	$20.51	$21.87

Total assets	$574,354	$555,255	$548,438	$545,123	$543,979
Less: Intangible assets, net of deferred taxes	29,788	29,908	29,752	29,095	29,229
Tangible assets	$544,566	$525,347	$518,686	$516,028	$514,750

Equity as a percentage of total assets	10.9%	10.9%	11.1%	11.6%	12.0%
Tangible common equity as a percentage of tangible assets	4.8	4.6	4.7	5.3	5.7
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2023	2022	2022	2022	2022
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$17	$7	$1	$36	$52
Residential mortgage servicing income:
Residential mortgage income before MSR valuation	155	88	80	49	36
Net MSRs valuation	(50)	(10)	(9)	(11)	1
Total residential mortgage servicing income	105	78	71	38	37
Total residential mortgage income	122	85	72	74	89
Commercial mortgage income:
Commercial mortgage production revenue	14	28	30	21	32
Commercial mortgage servicing income:
Commercial mortgage income before MSR valuation	7	4	5	2	—
Net MSRs valuation	(1)	—	15	3	—
Total commercial mortgage servicing income	6	4	20	5	—
Total commercial mortgage income	20	32	50	26	32
Total mortgage banking income	142	117	122	100	121
Other Mortgage Banking Information
Residential mortgage loan originations	$4,022	$4,868	$11,746	$11,330	$11,408
Residential mortgage servicing portfolio:(1)
Loans serviced for others	214,830	217,046	218,740	209,504	195,737
Bank-owned loans serviced	57,493	56,982	56,786	53,341	50,927
Total servicing portfolio	272,323	274,028	275,526	262,845	246,664
Weighted-average coupon rate on mortgage loans serviced for others	3.52%	3.48%	3.45%	3.42%	3.41%
Weighted-average servicing fee on mortgage loans serviced for others	0.27	0.31	0.30	0.30	0.31

Additional Information
Brokered deposits(2)	$23,816	$22,353	$20,239	$22,926	$19,092

NQDCP income (expense):
Interest income	$11	$2	$2	$2	$19
Other income	(18)	20	(28)	(30)	(44)
Personnel expense	7	(22)	26	28	25
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$51.26	$47.47	$52.22	$57.50	$68.95
Low	28.70	40.01	42.56	44.75	56.19
End of period	34.10	43.03	43.54	47.43	56.70
Banking offices	2,006	2,123	2,119	2,117	2,112
ATMs	3,041	3,227	3,185	3,194	3,214
FTEs(3)	53,653	53,999	52,648	51,349	51,169
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
First Quarter 2023
None	$—	$—
Fourth Quarter 2022
Incremental operating expenses related to the merger ($51 million professional fees and outside processing and $5 million other line items)	$(56)	$(43)
Third Quarter 2022
Incremental operating expenses related to the merger ($72 million professional fees and outside processing and $18 million other line items)	$(90)	$(69)
Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)
Gain (loss) on early extinguishment of debt (other expense)	39	30
First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses and costs classified as merger-related and restructuring charges as well as immaterial adjustments made for gains and losses on the early extinguishment of debt.